     Exhibit 99.1

ADOPTION AND APPROVAL OF THE 2004 INCENTIVE STOCK PLAN

(ITEM 2)

     In October 2004, our board of directors delegated to our compensation and options committee the authority to adopt the 2004 Incentive Stock Plan and directed that the compensation and options committee submit the 2004 Incentive Stock Plan to our shareholders at the annual meeting. In December 2004, our compensation and options committee approved and adopted the 2004 Incentive Stock Plan. The board of directors and the compensation and options committee determined that the adoption and approval of the 2004 Incentive Stock Plan is in the best interests of our company and our shareholders.

      The following information regarding the 2004 Incentive Stock Plan is being provided to you in connection with the solicitation of proxies for adoption and approval of the 2004 Incentive Stock Plan. The following description of the 2004 Incentive Stock Plan is a summary only and does not purport to be complete. The summary is qualified in its entirety by reference to the 2004 Incentive Stock Plan, which is attached to this proxy statement as Exhibit A. You are urged to read the 2004 Incentive Stock Plan.

Plan Description

      Purpose of Plan. The 2004 Incentive Stock Plan is intended to allow us to (1) attract and retain key employees and certain directors, (2) provide such persons with an additional incentive to work to increase the value of our Common Stock, and (3) provide such persons with a stake in the future of our company that corresponds to the stake of our shareholders. The 2004 Incentive Stock Plan is also intended to allow us to issue under the plan any available but unused shares of Common Stock under the 2000 Incentive Stock Plan.

      Types of Awards. The 2004 Incentive Stock Plan permits the granting of any or all of the following types of equity-based incentive awards: (1) stock options, including incentive stock options intended to qualify for special tax treatment under Section 422 of the Code, (2) stock appreciation rights, in tandem with stock options or freestanding, (3) stock grants, which may or may not be subject to issuance or forfeiture conditions, and (4) stock unit grants, which may or may not be subject to forfeiture conditions.

      Administration and Eligibility. The 2004 Incentive Stock Plan is administered by our compensation and options committee, which includes two or more members each of whom is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and an “outside director” within the meaning of Section 162(m) of the Code. The compensation and options committee has the authority to select eligible persons to whom stock options or other awards under the 2004 Incentive Stock Plan are granted, to determine the number of shares covered by such awards, and to set the terms, conditions and provisions of such awards, consistent with the terms of the plan. The committee may not take any action, whether through amendment, cancellation, replacement grants or other means, to reduce the exercise price of any outstanding options without the approval of our shareholders.

      The compensation and options committee may grant awards under the 2004 Incentive Stock Plan to those of our employees, or employees of our subsidiaries or certain affiliates, and our non-employee directors as the committee may select. Stock options intended to qualify as incentive stock options under Section 422 of the Code, however, only may be granted to our employees or to employees of our subsidiaries. Subject to adjustment as described below, (1) no employee in any one calendar year may be granted a stock option to purchase more than 500,000 shares of Common Stock, or a stock appreciation right with respect to, more than 500,000 shares of Common Stock, (2) no employee in any one calendar year may be granted a stock grant or stock unit grant where the fair market value of the Common Stock that is subject to the grant on the date of the grant exceeds $2,000,000, (3) no more than 1,000,000 non-forfeitable shares of Common Stock shall be issued pursuant to stock grants and (4) no more than 2.0 million shares may be used for awards of incentive stock options under the plan.

      The compensation and options committee is authorized to interpret the 2004 Incentive Stock Plan, to determine the provisions of any agreements entered into under the plan and to take such other action as the committee deems equitable under the circumstances in the administration of the plan.

      Shares Subject to the Plan. Subject to adjustment as described below, initially there will be available for awards granted under the 2004 Incentive Stock Plan during the term of the plan (1) 2.0 million shares of Common Stock, plus (2) the number of shares of Common Stock that would remain available for issuance under the 2000 Incentive Stock Plan if shares were issued on the effective date of the 2004 Incentive Stock Plan in an amount sufficient to satisfy the grants then outstanding under the 2000 Incentive Stock Plan, plus (3) the number of shares of Common Stock subject to grants under the 2000 Incentive Stock Plan that were outstanding on the effective date of the 2004 Incentive Stock Plan and that are subsequently forfeited or expire. If the effective date of the 2004 Incentive Stock Plan had been December 9, 2004, the number of shares of Common Stock that would remain available for issuance under the 2000 Incentive Stock Plan would be 389,833 shares of Common Stock, of which 3,833 shares would be available for the grant of restricted stock awards. If the shareholders approve the 2004 Incentive Stock Plan, we will be unable to make any further grants under the 2000 Incentive Stock Plan.

      All shares available in any year that are not awarded under the 2004 Incentive Stock Plan will be available in subsequent years. If any shares subject to an award under the 2004 Incentive Stock Plan are forfeited, or an award expires or is otherwise terminated without issuance of shares, the shares subject to such award will again be available for grant pursuant to the 2004 Incentive Stock Plan. If shares are tendered to us in connection with the payment of the exercise price of a stock option or other award under the 2004 Incentive Stock Plan, such shares will then be available for award under the 2004 Incentive Stock Plan. The shares of stock deliverable under the 2004 Incentive Stock Plan may be authorized and unissued shares or shares that have been reacquired by us.

      Stock Options. Stock options granted under the 2004 Incentive Stock Plan may be options that are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code or “nonqualified stock options” that are not intended to so qualify. The price per share of stock purchasable under any stock option will be determined by the compensation and options committee, but may not be less than 100% of the fair market value of the stock on the date of the grant of the option (or 110% of the fair market value in the case of incentive stock options granted to employees holding 10% or more of our voting stock). The compensation and options committee will fix the term of each option. Options will be exercisable at such time or times as determined by the compensation and options committee, but no option may be exercised more than ten years from the date the option is granted (or five years from the date of grant in the case of incentive stock options granted to employees holding 10% or more of our voting stock).

      Each stock option granted will be evidenced by an option certificate that will specify the terms and conditions of the grant, which may include continuous employment of an employee during a specified period (which ordinarily will be no less than one year) or the achievement of performance objectives necessary for the stock option to become exercisable.

      Upon the exercise of a stock option, the option exercise price must be fully paid in cash, by check or in shares of our Common Stock held for at least six months, or a combination thereof. The compensation and options committee also may provide for an option to be exercised, in whole or part, through a cashless exercise procedure facilitated through a sale of stock in the open market effected by an unrelated broker. If an option recipient ceases to be an employee, or ceases to be a director, his or her option will be exercisable in accordance with the terms of the applicable option certificate.

      Stock Appreciation Rights. A stock appreciation right may be granted freestanding or in tandem with a stock option granted under the 2004 Incentive Stock Plan. Upon exercise of a stock appreciation right, the employee or director is entitled to receive the excess of the fair market value of the shares for which the right is exercised (calculated on the exercise date) over either the option exercise price for the related stock option in the case of a stock appreciation right granted in tandem with an option or, in the case of freestanding stock appreciation right, a specified “SAR Value” determined by the compensation and options committee at the time of grant. The SAR Value and other terms of a stock appreciation right are determined by the compensation and options committee, but the SAR Value may not be less than the fair market value of the shares on the date of grant and no stock appreciation right may be exercisable more than ten years from the grant date.

      Payment by us upon exercise of a stock appreciation right may be in cash, Common Stock or a combination of cash and Common Stock, as determined by the compensation and options committee. A stock option will no longer be exercisable to the extent any related stock appreciation right has been exercised, and the exercise of a stock option will cancel any related stock appreciation right to the extent of such exercise.

      Stock Grants. A stock grant involves the issuance by us of shares of our Common Stock in consideration of the rendering of services. At the discretion of the compensation and options committee, a stock grant may be subject to satisfaction of one or more conditions prior to issuance (including performance goals qualifying the grant as “performance-based compensation” under Section 162(m) of the Code) and also, upon issuance, may be subject to satisfaction of one or more employment, performance or other forfeiture conditions (including performance goals qualifying the grant as “performance-based compensation” under Section 162(m) of the Code) that subject the grant to a risk of forfeiture for a period determined by the compensation and options committee. An employee or director who is issued Common Stock pursuant to a stock grant is entitled to vote such stock and is entitled to cash dividends paid on such stock before the stock grant is forfeited or becomes non-forfeitable. If a stock dividend is paid on shares subject to a stock grant before the stock grant is forfeited or becomes non-forfeitable, receipt of the stock dividend will be subject to satisfaction of the same forfeiture conditions as applicable to the underlying stock grant. The compensation and options committee may specify performance objectives that, if achieved, will result in termination or early termination of the restrictions applicable to a stock grant.

      Stock Unit Grants. A stock unit grant is a contractual right to receive a payment of cash based on the fair market value of the number of shares of stock described in the grant rather than the issuance of the number of shares of stock described in the grant. At the discretion of the compensation and options committee, a stock unit grant may be subject to satisfaction of one or more employment, performance or other forfeiture conditions prior to payment (including performance goals qualifying the grant as “performance-based compensation” under Section 162(m) of the Code) that subject the grant to a risk of forfeiture for a period determined by the compensation and options committee. The compensation and options committee may specify performance objectives that, if achieved, will result in termination or early termination of the restrictions applicable to a stock unit grant. Payment by us upon exercise of a stock unit grant will be in cash.

      Performance Goals. A performance goal is described in the 2004 Incentive Stock Plan as a goal that relates to (1) our company’s return over capital costs or increases in return over capital costs, (2) our company’s safety record, (3) our company’s customer satisfaction survey, (4) our company’s total earnings or the growth in such earnings, (5) our company’s consolidated earnings or the growth in such earnings, (6) our company’s earnings per share or the growth in such earnings, (7) our company’s net earnings or the growth in such earnings, (8) our company’s earnings before interest expense, taxes, depreciation, amortization and other non-cash items or the growth in such earnings, (9) our company’s earnings before interest and taxes or the growth in such earnings, (10) our company’s consolidated net income or the growth in such income, (11) the value of our company’s common stock or the growth in such value, (12) our company’s stock price or the growth in such price, (13) the tons of paperboard produced or converted by our company, (14) our company’s return on assets or the growth on such return, (15) our company’s cash flow or the growth in such cash flow, (16) our company’s total shareholder return or the growth in such return, (17) our company’s expenses or the reduction of such expenses, (18) our company’s sales growth, (19) our company’s overhead ratios or changes in such ratios, (20) our company’s expense-to-sales ratios or the changes in such ratios, or (21) our company’s economic value added or changes in such value added. The performance goals for participants will (as the compensation and options committee deems appropriate) be based on criteria related to company-wide performance, division-specific performance (where the compensation and options committee can apply the business criteria on a division-specific basis), plant or facility-specific performance, department-specific performance, personal goal performance or any combination of the performance-based criteria.

      Non-transferability of Awards. Unless the compensation and options committee otherwise consents, (1) no award granted under the 2004 Incentive Stock Plan may be transferred by an employee or director other than by will or the laws of descent and distribution and (2) no such award may be exercised during an employee’s or director’s lifetime except by the employee or director.

      Adjustments. In the event the shares of Common Stock are affected by any equity restructuring or change in capitalization of our company, including spin-offs, stock dividends or splits, large non-reoccurring dividends or rights offerings, or any merger, consolidation, acquisition of property or stock, separation, reorganization, liquidation or other transaction described in Section 424(a) of the Code that does not constitute a change in control, the compensation and options committee will adjust the aggregate number and class of shares which may be distributed under the 2004 Incentive Stock Plan, the annual grant caps described above, and the number, class and price of shares subject to outstanding awards granted under the plan, as it deems reasonable and equitable to maintain the aggregate intrinsic value of the outstanding grants immediately before any such transaction.

      Change in Control. In the event of a change in control, as defined in the 2004 Incentive Stock Plan, any conditions to the exercise of outstanding stock options and stock appreciation rights and any issuance and forfeiture conditions on outstanding stock grants and stock unit grants will be deemed satisfied, and, in such event, our board of directors under certain circumstances has the right to cancel such options, stock appreciation rights, stock grants and stock unit grants after providing each employee and director a reasonable period to exercise his or her options and stock appreciation rights and to take such action as necessary to receive the shares subject to any stock grant and the cash or shares subject to any stock unit grant. Any issuance or forfeiture condition related to satisfying a performance goal that includes a target shall be deemed satisfied only to the extent of the target if it has not been exceeded before the date of the change in control or, if so exceeded, only to the extent that the target has been exceeded.

      Amendment and Termination. Our board of directors generally may amend the 2004 Incentive Stock Plan, or any portion thereof, at any time; provided that no such amendment may be made (1) without shareholder approval to the extent such approval is required under applicable law and (2) after the date of any change in control that might adversely affect any rights that would otherwise vest. The compensation and options committee may not take any action, whether through amendment, cancellation, replacement grants or other means, to reduce the exercise price of any outstanding options without the approval of our shareholders. Our board of directors also may suspend the granting of awards under the 2004 Incentive Stock Plan and terminate the plan at any time; provided, however, our board may not modify or cancel any award made before such suspension or termination unless (a) the employee or director consents in writing to such modification or cancellation, or (b) such modification or cancellation is provided for under the plan in connection with a dissolution or liquidation of our company or a corporate transaction described in the plan with respect to an adjustment or a change in control (see “Adjustments” and “Change in Control” above). Unless earlier terminated as provided above, no grants shall be made under the 2004 Incentive Stock Plan on or after the earlier of (1) ten years from the date on which the plan was adopted by our shareholders (in which event the plan shall terminate after all outstanding awards have been exercised, are no longer exercisable, have been forfeited or have become non-forfeitable) and (2) all shares of Common Stock reserved for issuance under the plan have been issued or are no longer available for use under the plan (in which event the plan shall terminate).

Estimate of Benefits

      Because the 2004 Incentive Stock Plan is discretionary and may be subject to satisfaction of one or more conditions, including our financial performance, it is not possible to determine or to estimate the benefits or amounts that will be received in the future by individual employees or groups of employees under the plan. If the 2004 Incentive Stock Plan had been in effect during fiscal 2004, the awards of stock option and restricted stock received by our executive officers would have been the same as the awards of stock option and restricted stock actually received by such persons during fiscal 2004 under the 2000 Incentive Stock Plan. The table above entitled “Options/SAR Grants in Last Fiscal Year” under the heading “Executive Compensation — Option Grants Table” lists the stock option awards during fiscal 2004 for the named executive officers. The table above entitled “Summary Compensation Table” under the heading “Executive Compensation — Summary Compensation Table” lists the restricted stock awards during fiscal 2004 for the named executive officers.

Federal Income Tax Consequences

      The following discussion outlines generally the federal income tax consequences applicable to awards granted under the 2004 Incentive Stock Plan. Individual circumstances may vary these results. The federal income tax law and regulations are frequently amended, and each plan participant should rely on his or her own tax counsel for advice regarding federal income tax treatment under the 2004 Incentive Stock Plan.

      Nonqualified Stock Options. The recipient of a nonqualified stock option under the 2004 Incentive Stock Plan is not subject to any federal income tax upon the grant of the option nor does the grant of the option result in an income tax deduction for us. Upon the exercise of a nonqualified stock option, a recipient will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares transferred to the recipient upon exercise over the exercise price. Such fair market value generally will be determined on the date the shares are transferred pursuant to the exercise. However, if the recipient is subject to Section 16(b) of the Exchange Act, the date on which the fair market value of the shares transferred will be determined may be delayed for up to six months after the “purchase” (although there is a U.S. Tax Court case that holds that the “purchase” occurs on the date of the grant). Alternatively, if the recipient is subject to

Section 16(b) of the Exchange Act and makes a timely election under Section 83(b) of the Code, such fair market value will be determined on the date the shares are transferred pursuant to the exercise without regard to the effect of Section 16(b) of the Exchange Act. The recipient will recognize ordinary income in the year in which the fair market value of the shares transferred is determined.

      Depending on the period the shares are held after exercise, the sale or other taxable disposition of shares acquired through the exercise of a nonqualified stock option generally will result in a short- or long-term capital gain or loss equal to the difference between the amount realized on disposition and the fair market value of the shares when the nonqualified stock option was exercised.

      Special rules not discussed above apply to a recipient who exercises a nonqualified stock option by paying the exercise price, in whole or in part, by the transfer of shares to us.

      Incentive Stock Options. An employee is not subject to any federal income tax upon the grant of an incentive stock option pursuant to the 2004 Incentive Stock Plan, nor does the grant of an incentive stock option result in an income tax deduction for us. Further, an employee will not recognize income for federal income tax purposes and we normally will not be entitled to any federal income tax deduction as a result of the exercise of an incentive stock option and the related transfer of shares to the employee. However, the excess of the fair market value of the shares transferred upon the exercise of the incentive stock option over the exercise price for such shares generally will constitute an item of alternative minimum tax adjustment to the employee for the year in which the option is exercised. Thus, certain employees may increase their federal income tax liability as a result of the exercise of an incentive stock option under the alternative minimum tax rules of the Code.

      If the shares transferred pursuant to the exercise of an incentive stock option are disposed of within two years from the date the option is granted or within one year from the date the option is exercised, the employee generally will recognize ordinary income equal to the lesser of (1) the gain realized (i.e., the excess of the amount realized on the disposition over the exercise price) or (2) the excess of the fair market value of the shares transferred upon exercise over the exercise price for such shares. The balance, if any, of the employee’s gain over the amount treated as ordinary income on disposition generally will be treated as short- or long-term capital gain depending upon whether the holding period applicable to long-term capital assets is satisfied.

      If the shares transferred upon the exercise of an incentive stock option are disposed of after the holding periods have been satisfied, such disposition generally will result in a long-term capital gain or loss treatment with respect to the difference between the amount realized on the disposition and the exercise price. We will not be entitled to a federal income tax deduction as a result of a disposition of such shares after these holding periods have been satisfied.

      Special rules not discussed above apply to an employee who exercises an incentive stock option by paying the exercise price, in whole or in part, by the transfer of shares to us.

      Stock Appreciation Rights. The grant of a stock appreciation right under the 2004 Incentive Stock Plan ordinarily will not result in taxable income to a recipient or a federal income tax deduction to us. Upon exercise of a stock appreciation right, the recipient will recognize ordinary income in an amount equal to the cash or the fair market value of the shares received by the recipient. If a recipient allows a stock appreciation right to expire, other than as a result of exercise of a related stock option, the Internal Revenue Service may contend that the recipient has ordinary income in the year of expiration equal to the amount of cash or the fair market value of the shares that the recipient would have received if he or she had exercised the stock appreciation right immediately before it expired. The provisions of the recently enacted American Jobs Creation Act of 2004 that relate to the taxation of deferred compensation are expected to extend to the taxation of stock appreciation rights after 2004; however, until the Internal Revenue Service issues any guidance, it is unclear exactly how these provisions will apply to the taxation of stock appreciation rights.

      Stock Grants. A recipient of a stock grant under the 2004 Incentive Stock Plan generally will be subject to tax at ordinary income rates on the fair market value of the shares subject to the grant (reduced by any amount paid by the recipient) at such time as the shares are no longer subject to a substantial risk of forfeiture or are freely transferable for purposes of Section 83 of the Code. However, a recipient who elects under Section 83(b) of the Code within 30 days of the date of issuance of the stock grant will recognize ordinary income on the date of issuance of the stock grant equal to the excess of the fair market value of the shares subject to the grant on the issuance date (determined without regard to the risk of forfeiture or restrictions on transfer) over any purchase price paid for the shares. If a recipient makes a Section 83(b) election, the recipient will recognize no additional taxable income at the time the shares are no longer subject to a substantial risk of forfeiture or are freely transferable. However, if shares with respect to which a Section 83(b) election is made are later forfeited, no tax deduction is allowable to the recipient for the forfeited shares.

      If a Section 83(b) election has not been made, any dividends received with respect to a stock grant that is subject at that time to a risk of forfeiture and not freely transferable generally will be treated as compensation that is taxable as ordinary income to the recipient.

      Stock Unit Grants. A recipient of a stock unit grant will recognize ordinary income in the amount of the cash payment made to the recipient pursuant to the terms of the stock unit grant. The provisions of the recently enacted American Jobs Creation Act of 2004 that relate to the taxation of deferred compensation are expected to extend to the taxation of stock unit grants after 2004; however, until the Internal Revenue Service issues any guidance, it is unclear exactly how these provisions will apply to the taxation of stock unit grants.

      Company Deduction. To the extent that a plan participant recognizes ordinary income in connection with an award, we or the subsidiary or affiliate for which the participant performs services should be entitled to a corresponding deduction, provided that applicable reporting requirements are met and the income is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

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